                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 27, 2003



                            SAGA COMMUNICATIONS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-11588                       38-3042953
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
         incorporation)

73 Kercheval Avenue, Grosse Pointe Farms, Michigan                     48236
--------------------------------------------------                     -----
  (Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code 313-886-7070
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On February 26, 2003, Saga Communications, Inc. (the "Company") issued a press release reporting its financial results for the quarter and year ended December 31, 2002. This press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

Exhibit No.            Title
-----------   ------------------------------------------------------------------
  99.1        Press Release, dated February 26, 2003, announcing fourth quarter and full year 2002 earnings


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SAGA COMMUNICATIONS, INC.


DATED: February 27, 2003             By: /s/ Samuel D. Bush
                                         -----------------------
                                           Samuel D. Bush
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer


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